                                                                   EXHIBIT 99.1
                       LONE STAR STEAKHOUSE & SALOON INC.

                             2004 STOCK OPTION PLAN

     1.     Purpose of the Plan.
            --------------------

            This 2004 Stock Option Plan (the "Plan") is intended as an incentive, to retain a valuable workforce now in the employ of the Company (as hereinafter defined) and recruit in the employ and as directors, consultants and advisors to Lone Star Steakhouse & Saloon Inc. a Delaware corporation (the
"Company") with its principal office at 224 East Douglas, Suite 700, Wichita,
Kansas 67202 and any Subsidiary of the Company, within the meaning of Section
424(f) of the United States Internal Revenue Code of 1986, as amended (the
"Code") and 50% or more owned partnerships of the Company and its Subsidiaries, persons of training, experience and ability, and to attract new employees, directors, consultants and advisors whose services are considered valuable. In addition, the Plan is intended to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

            The Company intends that certain options granted under the Plan constitute incentive stock options within the meaning of Section 422 of the Code
(the "Incentive Options"), while certain other options granted under the Plan shall be nonqualified stock options (the "Nonqualified Options"). Incentive
Options and Nonqualified Options are hereinafter referred to collectively as
"Options."

            The Company further intends that the Plan meet the requirements of
Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company under the Plan be exempt from the operation of Section 16(b) of the
Exchange Act. The Plan is intended to (i) satisfy the performance-based compensation exception to the limitation on the Company's tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended and (ii) comply with the rules applicable to non-qualified deferred compensation plans as set forth in Section
409(A) of the Code to the extent such rules are applicable. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company's intent as stated in this Section 1.

     2.     Administration of the Plan.
            --------------------------

            The Board of Directors of the Company (the "Board") shall appoint and maintain as administrator of the Plan the Compensation/Stock Option
Committee (the "Committee") consisting of three or more members of the Board who are (i) "Non-Employee Directors" within the meaning of sub paragraph (b) of Rule
16b-3, (ii) "Outside Directors" within the meaning of Section 162(m) of the Code and (iii) independent under the standards set forth in Rule 4350 of the Rules of the National Association of Securities Dealers, Inc. The fact that a member of the Committee shall fail to qualify under the provisions of the preceding sentence shall not invalidate any Option granted by the Committee that is otherwise validly granted under the Plan. The members of the Committee shall serve at the pleasure of the Board. The Committee, subject to Sections 3 and 6 hereof, shall have full power and authority to designate recipients of Options, to determine the terms and conditions of respective Option agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive
Options and which shall be Nonqualified Options. To the extent that any Option does not qualify as an Incentive Option, it shall constitute and be considered a
Nonqualified Option.

            Subject to the provisions of the Plan, the Committee shall interpret the Plan and the terms of all Options granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the
Plan or any Options. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. Subject to the provisions of the Plan, any action taken or determination made by the
Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

            In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the
Plan of Options or Stock as hereinafter defined does not meet the requirements of the first sentence of Section 2 hereof, or if there shall be no such
Committee, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d)
of Rule 16b-3; provided, however, that options granted to the Company's five (5)
most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted as provided herein.

            A consultant shall not be eligible for the grant of an option if, at the time of grant, a Registration Statement on Form S-8 (a "Form S-8") under the
Securities Act of 1933, as amended (the "Securities Act"), is not available to register either the offer or the sale of the Company's securities to such consultant because of the nature of the services that such consultant is providing to the Company, or because the consultant is not a natural person, or as otherwise provided by the rules governing the use of Form S-8, unless the
Company determines both (i) that such grant (A) shall be registered in another manner under the Securities Act (e.g., on a Registration Statement on Form S-3)
or (B) does not require registration under the Securities Act in order to comply with the requirements of the Securities Act, if applicable, and (ii) that such grant complies with the securities laws of all other relevant jurisdictions.

     3.     Designation of Optionees.
            ------------------------

            Except as set forth in Section 4 below relating to Option grants to
Non-Employee Directors, the persons eligible for participation in the Plan as recipients of Options (the "Optionees") shall include employees, consultants and advisors to the Company or any Subsidiary and 50% or more owned partnerships of the Company and its Subsidiaries; provided that Incentive Options may only be granted to employees of the Company and the Subsidiaries. In selecting recipients of Options, and in determining the number of shares to be covered by each Option granted to Optionees, the Committee may consider, among other criteria deemed pertinent, the office or position held by the Optionee or the
Optionee's relationship to the Company, the Optionee's degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Optionee's length of service, promotions potential and any other factors that the Committee may consider relevant. An Optionee who has been granted an
Option hereunder may be granted an additional Option or Options, if the
Committee shall so determine.

     4.     Option Grants to Directors.
            --------------------------

            a. GRANTS UPON EFFECTIVENESS. Upon stockholder approval of this
Plan, each Non-Employee Director of the Company on such date will receive the grant of a Nonqualified Option to purchase 15,000 shares of Stock.

            b. INITIAL GRANTS. If a Non-Employee Director is first elected or appointed to the Board after the adoption of the Plan, then on such date such
Non-Employee Director shall receive the grant of a Nonqualified Option to purchase 40,000 shares of Stock. In addition, to the extent that any
Non-Employee Director was elected or appointed to the Board after the termination of the 1992 Directors' Stock Option Plan and prior to stockholder approval of the Plan, then on the date of stockholder approval of this Plan, such Non-Employee Director shall receive (in addition to the Options set forth in Section 4(a) hereof) the grant of a Nonqualified Option to purchase 40,000 shares of stock.

            c. SUBSEQUENT GRANTS. Subsequent to stockholder approval of this
Plan, on each first day after the end of the Company's fiscal year, all
Non-Employee Directors who are serving on the Board on such dates shall receive the grant of a Nonqualified Option to purchase 7,500 shares of Stock.

            d. AUDIT COMMITTEE CHAIRMAN GRANTS. Upon stockholder approval of the
Plan, the current Chairman of the Audit Committee of the Company on such date will receive the grant of a Nonqualified Option to purchase 2,500 shares of
Stock. In addition, such person will receive the grant of a Nonqualified Option to purchase 2,500 shares of Stock on each first day after the end of the
Company's fiscal year provided that such person continues to be Chairman of the
Audit Committee on such dates. Subsequently, on the date any Non-Employee
Director is appointed Chairman of the Audit Committee, and on each first day after the end of the Company's fiscal year that he remains Chairman of the Audit
Committee, such Chairman shall receive the grant of a Nonqualified Option to purchase 2,500 shares of Stock.

            e. COMPLIANCE WITH RULE 16b-3. The terms for the grant of
Nonqualified Options to a Non-Employee Director may only be changed if permitted under Rule 16b-3 of the Exchange Act.

     5.     Stock Reserved for the Plan.
            ---------------------------

     Subject to adjustment as provided in Section 8 hereof, a total of three million (3,000,000) shares of the Company's Common Stock, $0.01 par value per share (the "Stock"), shall be subject to the Plan, of which five hundred thousand (500,000) shall be available for the grants of Options to Non-Employee
Directors as set forth in Section 4. The maximum number of shares of Stock that may be subject to options granted under the Plan to any individual shall not exceed 600,000 (subject to adjustment under Section 8 hereof) and the method of counting such shares shall conform to any requirements applicable to performance-based compensation under Section 162(m) of the Code. The shares of
Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by the Company or any Subsidiary of the Company, and such amount of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unsold and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan, the
Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option expire or be cancelled prior to its exercise in full or should the number of shares of Stock to be delivered upon the exercise in full of an Option be reduced for any reason, the shares of Stock theretofore subject to such Option may be subject to future
Options under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code.

     6.     Terms and Conditions of Options.
            -------------------------------

     Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

            a. OPTION PRICE. The purchase price of each share of Stock purchasable under an Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than
10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110%
of the Fair Market Value per share of Stock on the date of grant. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. "Fair Market Value" means the closing price of publicly traded shares of
Stock on the principal national securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the Nasdaq Stock Market (if the shares of Stock are regularly quoted on the Nasdaq Stock Market), or, if not so listed or regularly quoted, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the

Committee in a manner consistent with the provisions of the Code. Anything in this Section 6(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

            b. OPTION TERM. The term of each Option shall be fixed by the
Committee, but no Option shall be exercisable more than ten (10) years after the date such Option is granted and in the case of an Incentive Option granted to an
Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

            c. EXERCISABILITY. Subject to Section 6(j) hereof and unless otherwise determined by the Committee on the date of grant, Options shall be exercisable as follows: one-fourth of the aggregate shares of Stock purchasable under an Option shall be exercisable commencing one year after the date of grant, an additional one-fourth of the aggregate shares of Stock purchasable under an Option shall be exercisable commencing two years after the date of grant, an additional one-fourth of the aggregate shares of Stock purchasable under an Option shall be exercisable commencing three years after the date of grant, and the remaining one-fourth of the aggregate shares of Stock purchasable under an Option shall be exercisable commencing four years after the date of grant.

            Upon the occurrence of a "Change in Control" (as hereinafter defined), the Committee shall accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of
Company Stock subject to such Option, an amount equal to the excess of the Fair
Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

            For purposes of the Plan, a Change in Control shall be deemed to have occurred if:

                i. a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50%
of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

                ii. the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the
Company or its Subsidiaries, and their affiliates;

                iii. the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

                iv. a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50%
of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the shareholders of the Company (as of the time immediately prior to the first acquisition of such securities by such
Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

            For purposes of this Section 6(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in
Sections 13(d) and 14(d) thereof; however, a Person shall not include (A) the
Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its
Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportion as their ownership of stock of the Company.

            d. METHOD OF EXERCISE. An option, to the extent then exercisable, may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the exercise price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock on the trading day before the Option is exercised) that is not the subject of any pledge or security interest, (ii) in the form of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of
Stock having a Fair Market Value on the date of exercise equal to the exercise price of the Option, or (iii) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option after (i) the Optionee has given written notice of exercise and has paid in full for such shares and (ii) the Optionee has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

            e. NON-TRANSFERABILITY OF OPTIONS. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee or (ii)
a member of the Optionee's immediate family (or a trust for his or her benefit).
Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

            f. TERMINATION BY DEATH. Except as otherwise provided in Section
6(i), unless otherwise determined by the Committee if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of death, any Option held by such Optionee may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the
Optionee under the will of the Optionee, for a period of one year after the date of such death or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

            g. TERMINATION BY REASON OF DISABILITY. Except as otherwise provided in Section 6(i), unless otherwise determined by the Committee, if any Optionee's employment with or service to the Company or any Subsidiary terminates by reason of disability, any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to disability (or on such accelerated basis as the Committee shall determine at or after grant), for a period of one year after the date of such termination of employment or service or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such one year period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one year after the date of such death or for the stated term of such
Option, whichever period is shorter. In the case of an Optionee employed under an employment agreement with the Company or any Subsidiary, the term disability as used herein shall have the meaning set forth in such employment agreement. In all other cases, the term disability shall have the meaning given it in any long-term disability plan of the Company, or if the Company maintains no such plan, such term shall mean the Optionee's inability to engage in any substantial gainful activity by reason of a physical or mental impairment that can reasonably be expected to result in death or that has lasted or can reasonably be expected to last for a continuous period of not less than 180 days; provided, that when used in connection with the exercise of an Incentive Option following termination of employment, such term shall mean a disability within the meaning of Section 22(e)(3) of the Code.

            h. OTHER TERMINATION. Except as otherwise provided in Section 6(i), unless otherwise determined by the Committee if any Optionee's employment with or service to the Company or any Subsidiary terminates for any reason other than death or disability, the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment may be exercised for the lesser of three months after the date of termination or the balance of such Option's term, if the Optionee's employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary without cause (the determination as to whether termination was for cause to be made by the Committee). The transfer of an Optionee from the employ of the Company to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment for purposes of the Plan.

            i. NON-EMPLOYEE DIRECTOR OPTIONS. Notwithstanding anything else contained herein, if a Non-Employee Director's service on the Board of Directors terminates, any Options held by the Non-Employee Director may be exercised until the expiration of the stated term of such Option.

            j. FIVE YEAR EMPLOYEES. Notwithstanding anything contained in the
Plan to the contrary in sections 6(f), 6(g) and 6(h), to the extent that an
Optionee has been continuously employed by the Company or any Subsidiary in the five-year period immediately preceding the date of termination, then in the event of termination for any reason other than cause (as defined in Section 6
(h)) all Options held by the Optionee which are exercisable on the date of termination may be exercised by the Optionee for a period equal to the same term as originally granted (i.e., as if the Optionee remained employed by the Company to the full option term), or in the case of death of the Optionee, by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee; provided, however, to the extent that any Option which was an
Incentive Option is exercised at a time when it no longer qualifies as an
Incentive Option, then, without further action on the part of the Committee or the option holder, such Incentive Option shall be deemed a Nonqualified Option.

            k. LIMIT ON VALUE OF INCENTIVE OPTION. The aggregate Fair Market
Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000, unless otherwise changed by the Code.

     7.     Term of Plan.
            ------------

     No Option shall be granted under the Plan on or after December 20, 2014, but the term of Options theretofore granted may extend beyond that date.

     8.     Assumption of Options by Successors; Adjustments Upon Changes in
Capitalization.
----------------------------------------------------------------------------

            a. Except as otherwise provided in Section 6(c) hereof, in the event of (i) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company), (ii) the sale of all or substantially all of the assets of the
Company, or (iii) any other merger, consolidation, acquisition of property or stock, separation or reorganization of or from the Company wherein the stockholders of the Company give up all of their equity interest in the Company, except for the acquisition, sale or transfer of all or substantially all of the outstanding shares of the Company (each of the foregoing, a "Corporate
Transaction"), all outstanding Options shall be assumed by the successor corporation, which assumption shall be binding on all Optionees. In the alternative, the successor corporation may substitute equivalent options or provide the same consideration to Optionees as was provided to stockholders in the Corporate Transaction (after taking into account the existing provisions of the Options). Should the successor corporation fail to assume all outstanding
Options or to substitute equivalent options or provide similar consideration, the vesting of all outstanding Options shall be accelerated in full and all
Options shall become immediately exercisable and the Options shall terminate if not exercised at or prior to the Corporate Transaction. If the exercise of the foregoing right by the holder of an Incentive Option would be deemed to result in a violation of the provisions of Subsection 6(k) of the Plan, then, without further act on the part of the Committee or the option holder, such Incentive
Option shall be deemed a Nonqualified Option to the extent necessary to avoid any such violation.

            b. The existence of outstanding Options shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the
Company's capital structure or its business, or any merger or consolidation of the Company, or any issuance of Stock or subscription rights thereto, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise; provided, however, that if the outstanding Stock or the number of shares thereof outstanding shall at any time be changed or exchanged by or in connection with a stock dividend, stock split, reverse split or combination of shares, recapitalization, or similar change in the capital structure of the Company without consideration, or if a substantial portion of the assets of the Company is distributed to the stockholders of the Company without consideration in a spin-off or other similar transaction, the number and kind of Stock subject to the Plan and subject to any Options theretofore granted, and the Option prices, shall be appropriately and equitably adjusted. Any adjustment affecting an
Incentive Option shall satisfy the requirements of Section 424 of the Code.

            c. Adjustments under this Section 8 shall be made by the Committee whose determination as to what adjustments, if any, shall be made, and the extent thereof, shall be final.

     9.     Purchase for Investment.
            -----------------------

     Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the
Company has determined that such registration is unnecessary, each person exercising an Option under the Plan may be required by the Company to give a representation in writing that he is acquiring the shares for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

     10.    Taxes.
            -----

     The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options granted under the Plan with respect to the withholding of any taxes (including income or employment taxes)
or any other tax matters. As a condition of exercise of an Option, each Optionee agrees that (i) no later than the date of exercise of such Option, such Optionee shall pay to the Company or make arrangements satisfactory to the Company regarding payment of all federal, state and local taxes of any kind required by law to be withheld upon the exercise of such Option; and (ii) the Company shall, to the extent required or permitted by law, have the right to deduct federal, state and local and employment taxes required or permitted by law to be withheld upon the exercise of such Option from payment of any kind otherwise due to such
Optionee.

     11.    Effective Date of Plan.
            -----------------------

     The Plan shall be effective on December 20, 2004, but no Options shall be granted under the Plan until such time that the Plan shall be approved by majority vote of the Company's stockholders.

     12.    Amendment and Termination.
            -------------------------

     The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Optionee under any
Option theretofore granted without his consent, and except that no amendments shall be made which, without the approval of the stockholders of the Company would:

            a. except as otherwise provided in Sections 8(b) and 13 hereof, reduce the exercise price of outstanding Options or effect repricing through cancellation and re-grants of new Options;

            b. increase the number of shares that may be issued under the Plan, except as is provided in Sections 8 and 13;

            c. materially increase the benefits accruing to the Optionees under the Plan;

            d. materially modify the requirements as to eligibility for participation in the Plan;

            e. decrease the exercise price of an Option to less than 100% of the
Fair Market Value per share of Stock on the date of grant thereof; or

            f. extend the term of any Option beyond that provided for in Section
6(b).

            Subject to the foregoing, the Committee may amend the terms of any
Option theretofore granted, prospectively or retroactively, but no such amendment shall impair the rights of any Optionee without his consent.

                                       10

     13.    Dividend Equivalents.
            --------------------

            Simultaneously with the grant of any Option and under such terms and conditions as the Committee deems appropriate, the Committee may grant special dividend equivalent rights ("Dividend Equivalents") which amount shall be determined by multiplying the number of shares of Stock subject to an Option by the per-share cash dividend, or the per-share fair market value (as determined by the Committee) of any dividend in consideration other than cash, paid by the
Company on its Stock on a dividend payment date (other than the regular quarterly cash dividends of the Company). Unless otherwise determined by the
Committee at grant, the Dividend Equivalents (i) shall have the same vesting schedule, if any, as the Options to which the Dividend Equivalents relate and
(ii) shall be payable upon exercise of the Options to which the Dividend
Equivalents relate. At the discretion of the Committee, Dividend Equivalents shall be credited to accounts on the Company's records for purposes of the Plan.
Dividend Equivalents may be accrued as a cash obligation, or may be converted to shares of Stock for the Participant. The Committee shall determine whether any deferred Dividend Equivalents will accrue interest. The Committee may provide that an Optionee may use Dividend Equivalents to pay the Exercise Price.
Dividend Equivalents may be payable in cash or shares of Stock or in a combination of the two, as determined by the Committee.

     14.    Government Regulations.
            ----------------------

            The Plan, and the grant and exercise of Options hereunder, and the obligation of the Company to sell and deliver Stock under such Options, shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, or national securities exchanges and interdealer quotation systems as may be required.

     15.    General Provisions.
            ------------------

            a. CERTIFICATES. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities laws, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

            b. CONTINUED SERVICE. The adoption of the Plan shall not confer upon any Optionee who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of an Optionee who is a director, continued
service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

            c. LIMITATION OF LIABILITY. No member of the Board or the Committee, or any officer or employee of the Company acting on behalf of the Board or the
Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all

                                       11

members of the Board or the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

            d. REGISTRATION OF STOCK. Notwithstanding any other provision in the
Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or is, in the opinion of counsel to the Company, exempt therefrom. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an
Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the
Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the
Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Company may also give appropriate stop transfer instructions with respect to such Stock to the
Company's transfer agent.

            e. GOVERNING LAW. The laws of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such State's choice of law rules.

            f. INTERNAL REVENUE CODE OF 1986. All references herein to the Code shall be deemed references to the Code and to all Treasury Regulations promulgated thereunder.

                                   LONE STAR STEAKHOUSE & SALOON, INC.

                                   December 20, 2004